LEASES	12 Months Ended
Dec. 31, 2023
Lessee Disclosure [Abstract]
LEASES

NOTE 11  -        LEASES

The Company has operating leases for facilities and vehicles. The Company’s leases have remaining terms of 1 to 8 years, some of which include options to extend the leases for up to additional 10 years. The weighted average remaining lease term was 12.6 years, and the weighted average discount rate was 3.7% as of December 31, 2023.

Lease expenses amounted to $6,636, $6,587 and $3,935 for the years ended December 31, 2023, 2022 and 2021, respectively. The expected discounted and undiscounted lease payments under non-cancelable leases as of December 31, 2023, excluding non-lease components, were as follows:

Year

2024	6,759
2025	6,257
2026	5,422
2027	5,345
2028	5,415
2029 and thereafter	30,681
Total lease payments	59,879
Less imputed interest	(13,414)
Total	46,465

Operating cash flows for operating leases amounted to $6,138, $6,450 and $4,134 for the years ended December 31, 2023, 2022 and 2021, respectively.